J.P. Morgan Series Trust II
J.P. Morgan Treasury Money Market Portfolio (stand-alone prospectus), dated April 13, 1999
J.P. Morgan Treasury Money Market Portfolio (combined prospectus), dated April 13, 1999
Supplement dated November 4, 1999




Effective immediately the J.P. Morgan Treasury Money Market Portfolio (the "Portfolio") will no longer accept new purchase orders. The Portfolio will terminate on or about December 1, 1999.